SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/12/01	Verizon Wireless

Shares            Price         Amount
10,900,000	$ 99.525	$10,848,225

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A        N/A		 0.44%	            0.72%

Broker
Salomon Smith Barney, Inc.

Underwriters of Verizon Wireless

Underwriters*          	                 Principal Amount*
Total                                     $2,500,000,000

*Principal amounts of underwriters not
 available at time of filing.


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
2/13/02 	GSR Mortgage Loan Trust

Shares            Price         Amount
7,100,000	  $100.00	$7,100,100

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		5.04%               5.74%

     Broker
Goldman, Sachs & Co.

Underwriters of GSR Mortgage Loan Trust

Underwriters*     	                 Principal Amount*
Total                                      $141,000,000

*Principal amounts of underwriters not
 available at time of filing.


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
2/13/02 	Americredit Automobile Receivables Trust

Shares            Price         Amount
21,500,000	  $100.00	$21,500,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A        N/A	         4.30%	           9.40%

Broker
Merrill Lynch & Co., Inc. &
 Banc of America Securities LLC

Underwriters of Americredit Automobile Receivables Trust

Underwriters                              Principal Amount
Barclays Capital, Inc.                      83,500,000
Credit Suisse First Boston Corp.            83,500,000
Banc of America Securities LLC              83,250,000
Deutsche Bank Alex Brown, Inc.              83,250,000
First Union Securities, Inc.                83,250,000
Merrill Lynch & Co., Inc.                   83,250,000

Total                                     $500,000,000


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date         Issue
3/6/02	     Weyerhauser Co.

Shares            Price         Amount
5,200,000      	  $100.00	$5,200,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A         N/A	         1.04%		    3.24%

Broker
Morgan Stanley Dean Witter, Inc.

Underwriters of Weyerhauser Co.

56Underwriters*                               Principal Amount*
Total                                         $500,000,000

*Principal amounts of underwriters not
 available at time of filing.


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
03/15/02	Republic of Italy

Shares            Price         Amount
15,500,000	  $99.594	$15,437,070

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A        N/A		 0.78%	             1.41%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Republic of Italy

Underwriters*     	             Principal Amount*
Total                                 $2,000,000,000

*Principal amounts of underwriters not
 available at time of filing.

SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/10/2002	KFW International Finance

Shares            Price         Amount
26,100,000	  $99.749	$26,034,489

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A        N/A		.87%	             .87%

Broker
Lehman Brothers, Inc.

Underwriters of KFW International Finance

Underwriters*                         Principal Amount*
Total                                  $3,000,000,000

*Principal amounts of underwriters not
 available at time of filing.